Net Investment in Finance and Sales-type Leases (Details 2) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014
Minimum future lease payments to be received on finance and sales-type leases
2015	$ 71,359
2016	68,415
2017	57,039
2018	55,521
2019	47,135
Thereafter	81,253
Total minimum lease payments to be received	$ 380,722